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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6352

ING Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258

(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: March 31, 2008

Item 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

March 31, 2008

ING Money Market Fund

Classes A, B, C, I, and O

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

F U N D S

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies, related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

Recent months have been a challenging time for investors. We have seen a variety of industries — including banking, retailing, real estate, manufacturing and others — announce disappointing earnings, which, further contributed to overall economic uncertainty and market volatility.

As a result, the confidence of the average investor has been tested. But we should not lose sight of the positives that have emerged: the Federal Reserve responded quickly and diligently to contain the credit crisis. Lawmakers enacted stimulus packages that some economists believe may help strengthen the economy in the second half of the year. And regulators have introduced reforms to improve the mortgage industry.

But, as often happens in these situations, anxiety can cloud sound investment principles. Market corrections are a natural part of the investment cycle, and attempts to “time” buy-and-sell decisions often hinder achieving long-term investment goals. Based on

Bloomberg research, if you were fully invested in domestic equities between December 1997 and December 2007, a $10,000 investment would have grown to more than $17,000. However, had you missed the “best” 10 days of that ten-year period, your $10,000 would have grown to less than $12,000. Missing the best 20 days of that ten-year cycle would have been even costlier – resulting in your original $10,000 investment being worth less than $8,000.(1) No one knows when those “best” days will occur, but history tells us that — when investing — staying focused on the long term may be the prudent strategy.

ING encourages you to take this opportunity to meet with your financial professionals to ensure your portfolio reflects your goals and risk tolerance. In doing this, many investors discover that building a well-diversified investment portfolio — one made up of allocations to a wide range of asset classes — may be the best way to withstand market volatility.

At ING Funds we strive to offer our clients quality investments. I thank you for your continued support and confidence and we look forward to serving you in the future.

Sincerely,

Shaun Mathews,

CEO

ING Funds

April 25, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Bloomberg calculation based on performance of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) between December 31, 1997 and December 31, 2007.

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2008

In our semi-annual report we described how a deteriorating housing market had undermined the sub-prime mortgage loan sector, which was in increasing distress after years of lax lending standards in a low interest rate environment. The problem had been exacerbated by the business of repackaging and securitizing the loans, which were then sold on in their billions worldwide to financial institutions, funded by commercial paper, over the cost of which an effortless profit could apparently be made.

But as in banking anywhere, confidence is all. When it became obvious that these securities, many of them boasting A or higher credit ratings, were ultimately backed by mortgages with questionable repayment prospects, confidence evaporated. The asset backed commercial paper market seized up and then contracted sharply. Banks stopped lending to each other.

The Federal Reserve’s first response to the problem: four reductions in the discount rate amounting to 1.50%, and three in the federal funds rate amounting to 1.00%, had little effect. Using the discount window had a stigma attached to it while the liquidity problem was not an overnight one. Credit conditions only eased somewhat after the Federal Reserve Board (the “Fed”) announced in December that in coordination with other central banks it would add targeted liquidity through the use of a “term auction facility” where 28-day loans would be auctioned, collateralized by broader forms of assets.

But the credit crisis had its roots in the real economy and on this front 2008 brought little respite. In housing the percentage of mortgages with late payments rose to multi-year record levels. Home prices and sales continued to fall. Payrolls fell for the first time in over four years and the March report showed a decline in private sector jobs of over 100,000. Gross domestic product (“GDP”) growth was reported at a wafer-thin 0.6% annualized. One measure of consumer confidence plumbed a sixteen-year low.

So despite core inflation stubbornly above 2%, there was no doubt about the required direction of policy. Congress agreed in February to spend $117 billion in tax rebates as part of a $168 billion plan to stimulate the economy. Capital requirements for the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) were loosened in an effort to encourage them to expand their $1.5 trillion mortgage portfolios. In three tranches in January and March the Federal Open

Market Committee (“FOMC”) reduced the discount and Federal Funds rates by 2.25% and 2.00% respectively.

Back in the financial sector, write-downs of asset backed securities continued in their billions. In March the Fed agreed to lend overnight to primary dealers at the discount rate and to accept mortgage backed securities as collateral. This was after Bear Stearns, an investment bank near the eye of the storm since the credit crisis blew in, was forced, in a deal brokered by the Fed, to sell itself cheaply after rumors of liquidity problems caused its financing to dry up all together.

As our fiscal year ended, with the oil price firmly entrenched above $100 per barrel, mutually reinforcing financial dislocation and economic weakness were driving investors from risky assets faster than ever.

Given the above turmoil the pattern of returns to fixed income investors was not surprising and mostly reflected the flight to safety. Continuing a pronounced steepening of the U.S. Treasury yield curve, U.S. Treasury Bill yields plunged 255 basis points (2.55%) in the second half of our fiscal year (345 basis points (3.45%) for the entire fiscal year) to 1.27%, while 10-year U.S. Treasury Note yields fell by less, 104 basis points (1.04%) in the second half of our fiscal year (120 basis points (1.20%) for the entire fiscal year), as inflationary concerns persisted. The Lehman Brothers® Aggregate Bond Index(1) (“LBAB Index”) of investment grade bonds returned 5.23% in the second half of our fiscal year (7.67% for the entire fiscal year), but the Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index(2) fell 4.01% (3.47% for the entire fiscal year). In general, both for the second six months and for the whole fiscal year, government bonds significantly outperformed investment grade corporates.

In currencies the dollar was initially strong against the yen, but after the events of August, “carry trades” were unwound and by March the dollar was trading at 12-year lows. The euro cruised through the $1.50 level as the European Central Bank defiantly held interest rates firm despite the crisis. Only the pound was relatively flat as the United Kingdom’s economy ultimately faced challenges roughly similar to the United States. In the second six months of our fiscal year the dollar fell 9.7% and 13.6% against the euro and yen respectively (15.6% and 15.8% for the whole year, respectively), but rose 2.6% against the pound in the second six months, (fell 1.6% for the year).

Despite reaching a new high on October 9, U.S. equities, represented by the Standard & Poor’s 500®

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2008

Composite Stock Price (“S&P 500®”) Index(3) including dividends, returned -12.5% in the six months through March 2008, and -5.1% for the year. In addition to the conditions and events described above investors faced dividend cuts on some high-profile financials and two quarters of declining profits.

Internationally, based on local currency Morgan Stanley Capital International (“MSCI”) indices with net reinvested dividends the MSCI Japan® Index(4) sank 28.1% during the fiscal year as the one source of vibrant growth, exports, faced the twin threats of a slowing world economy and a sharply higher yen. The MSCI Europe ex UK® Index(5) dropped 13.8% as the euro soared and the European Central Bank showed no inclination to reduce interest rates with headline inflation at a multi-year high. In the UK, the MSCI UK® Index(6) fell 7.1% for the year. The Bank of England cut rates only twice, by  1/4%, again restrained by inflation worries. The UK did less badly than the rest of Europe, because of its rather more resilient sector breakdown and high-flying materials companies.

(1)	The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(2)	The Lehman Brothers® High Yield Bond –2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.

(3)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4)	The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)	The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)	The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or logo on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING MONEY MARKET FUND	PORTFOLIO MANAGERS’ REPORT

ING Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The Fund’s fiscal year ending March 31, 2008 was a difficult and challenging one for money market funds. The period started off uneventfully, with few changes in rates for short-term money market securities, or in economic expectations. Events and markets changed dramatically in early August 2007, driven by the sub-prime mortgage melt-down and its impact on hedge funds, commercial debt obligations (“CDOs”) and asset-backed commercial paper (“ABCP”) issued by structured investment vehicles (“SIVs”). Commercial paper rates and the London Interbank Offered Rate (“LIBOR”) skyrocketed in a flight to quality.

The Federal Reserve Board (the “Fed”) and other major central banks around the globe were forced to take unprecedented actions to keep the financial system from collapsing. Markets remained in disarray for the remainder of the fiscal year ending in March. There were brief periods of improved market conditions followed by more concerns about sub-prime, liquidity, and inter-bank lending risks amid a slowing economic back-drop. The Fed has aggressively lowered the federal funds rate a total of 3.00% so far, with the current rate at 2.25% and the potential for more rate cuts.

The Fund was able to outperform its peers for the fiscal year. The Fund maintained an over-weight position in floating-rate securities, the majority of which had rates tied to LIBOR. These floating-rate securities allowed the

Fund to capture higher yields relative to other money market securities as LIBOR rates spiked due to the market dislocations and liquidity concerns.

We avoided issuers that had large exposure to sub-prime and CDO assets. Initially, the market did not differentiate between well-structured ABCP issuers and higher risk issuers such as SIVs. As a result, we were able to purchase high quality assets at fire-sale prices.

As the Federal Open Market Committee (“FOMC”) lowered interest rates, we periodically extended the weighted-average-maturity (“WAM”) of the Fund to lock in high current yields for longer periods. The Fund ended the fiscal year with a WAM of 62 days, compared to the previous year-end of 31 days. The longer WAM benefited the Fund relative to most of its peers.

Current Strategy and Outlook: We do not expect to see an improvement in the market conditions for money market securities in the near-term as liquidity, credit concerns and recession risks dominate the markets. We believe additional actions by the U.S. Treasury, the FOMC and other central banks, including additional rate cuts in the United States will be necessary to address these risks. Our current strategy is to continue to take advantage of the high LIBOR rates by buying additional floating rate securities of highly rated issuers and maintaining a longer-than-normal WAM by buying longer-term fixed rate securities.

We look to increase exposure to the highest quality issuers by buying U.S. Treasury securities, U.S. government agency securities and highly rated corporate money market securities as we expect credit risks to increase in light of the current market conditions and deteriorating economic outlook.

Principal Risk Factor(s): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 to March 31, 2008. The Fund’s expenses are shown without the imposition of any charges. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2008*
Actual Fund Return
Class A	$1,000.00	$1,020.90	0.62%	$3.13
Class B	1,000.00	1,015.80	1.62	8.16
Class C	1,000.00	1,020.90	0.62	3.13
Class I	1,000.00	1,020.90	0.62	3.13
Class O	1,000.00	1,020.90	0.62	3.13
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,021.90	0.62%	$3.13
Class B	1,000.00	1,016.90	1.62	8.17
Class C	1,000.00	1,021.90	0.62	3.13
Class I	1,000.00	1,021.90	0.62	3.13
Class O	1,000.00	1,021.90	0.62	3.13

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Money Market Fund, a series of ING Series Fund, Inc., as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Money Market Fund as of March 31, 2008, and the results of its operations, the changes in its net assets, and its financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 27, 2008

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2008

ASSETS:
Short-term investments at amortized cost	$394,622,527
Cash	485
Receivables:
Fund shares sold	16,004,039
Dividends and interest	1,085,427
Prepaid expenses	39,774

Total assets	411,752,252

LIABILITIES:
Payable for fund shares redeemed	2,331,348
Income distribution payable	13,667
Payable to affiliates	167,207
Payable for director fees	3,954
Other accrued expenses and liabilities	73,927

Total liabilities	2,590,103

NET ASSETS	$409,162,149

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$409,145,520
Undistributed net investment income	5,043
Accumulated net realized gain on investments	11,586

NET ASSETS	$409,162,149

See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2008 (CONTINUED)

Class A:
Net assets	$284,457,559
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	284,447,406
Net asset value and redemption price per share	$1.00
Maximum offering price per share	$1.00
Class B:
Net assets	$6,031,420
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	6,031,236
Net asset value and redemption price per share(1)	$1.00
Maximum offering price per share	$1.00
Class C:
Net assets	$17,544,753
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	17,544,172
Net asset value and redemption price per share(1)	$1.00
Maximum offering price per share	$1.00
Class I:
Net assets	$72,608,410
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	72,606,408
Net asset value and redemption price per share	$1.00
Maximum offering price per share	$1.00
Class O:
Net assets	$28,520,007
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	28,518,790
Net asset value and redemption price per share	$1.00
Maximum offering price per share	$1.00

(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2008

INVESTMENT INCOME:
Interest	$18,609,212

Total investment income	18,609,212

EXPENSES:
Investment management fees	1,471,927
Distribution and service fees:
Class B	39,511
Class O	39,523
Transfer agent fees	149,078
Administrative service fees	294,388
Shareholder reporting expense	126,060
Registration fees	88,335
Professional fees	46,690
Custody and accounting expense	46,300
Directors fees	25,863
Miscellaneous expense	17,274

Total expenses	2,344,949
Net waived and reimbursed fees	(39,523)

Net expenses	2,305,426

Net investment income	16,303,786

REALIZED GAIN ON INVESTMENTS
Net realized gain on investments	18,809
Reimbursement by affiliate for transaction investment losses	98,295

Net realized gain on investments and reimbursement by affiliate	117,104

Net increase in net assets resulting from operations	$16,420,890

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2008	Year Ended March 31, 2007
FROM OPERATIONS:
Net investment income	$16,303,786	$12,702,693
Net realized gain on investments and reimbursement by affiliate	117,104	30,651

Net increase in net assets resulting from operations	16,420,890	12,733,344

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(12,287,988)	(9,275,238)
Class B	(133,444)	(118,469)
Class C	(546,692)	(257,853)
Class I	(2,655,203)	(3,011,429)
Class O	(679,704)	(40,215)

Total distributions	(16,303,031)	(12,703,204)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	702,444,592	487,138,758
Reinvestment of distributions	16,014,458	12,459,422

	718,459,050	499,598,180
Cost of shares redeemed	(624,255,100)	(404,607,183)

Net increase in net assets resulting from capital share transactions	94,203,950	94,990,997

Net increase in net assets	94,321,809	95,021,137

NET ASSETS:
Beginning of year	314,840,340	219,819,203

End of year	$409,162,149	$314,840,340

Undistributed net investment income at end of year	$5,043	$4,288

See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended March 31,
	2008		2007		2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of year	$1.00		1.00		1.00		1.00		1.00
Income from investment operations:
Net investment income	$0.04		0.05		0.03		0.01		0.00	*
Net realized gain on investments	$0.00	*	0.00	*	0.00	*	0.00	*	0.00	*
Total from investment operations	$0.04		0.05		0.03		0.01		0.00	*
Less distributions from:
Net investment income	$0.04		0.05		0.03		0.01		0.00	*
Total distributions	$0.04		0.05		0.03		0.01		0.00	*
Net asset value, end of year	$1.00		1.00		1.00		1.00		1.00
Total Return(1)%	4.56	†	4.79	†	3.31	†	1.17	†	0.47	†
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$284,458		236,134		145,997		125,642		138,666
Ratios to average net assets:
Expenses %	0.62		0.62		0.61		0.62		0.73
Net investment income %	4.45		4.71		3.21		1.16		0.47

	Class B
	Year Ended March 31,
	2008		2007		2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of year	$1.00		1.00		1.00		1.00		1.00
Income from investment operations:
Net investment income	$0.03		0.04		0.02		0.01		0.00	*
Net realized gain on investments	$0.00	*	0.00	*	0.00	*	0.00	*	0.00	*
Total from investment operations	$0.03		0.04		0.02		0.01		0.00	*
Less distributions from:
Net investment income	$0.03		0.04		0.02		0.01		0.00	*
Total distributions	$0.03		0.04		0.02		0.01		0.00	*
Net asset value, end of year	$1.00		1.00		1.00		1.00		1.00
Total Return(1)%	3.53	†	3.77	†	2.29	†	0.53	†	0.17	†
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$6,031		2,884		2,884		3,766		4,007
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.62		1.62		1.61		1.62		1.73
Net expenses after expense waiver(2)%	1.62		1.62		1.61		1.24		1.04
Net investment income after expense waiver(2)%	3.38		3.72		2.14		0.52		0.17

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)	ING Funds Distributor, LLC, voluntarily waived 0.38% and 0.69% of distribution and services fees on Class B during the years ended March 31, 2005 and 2004, respectively.
*	Amount is less than $0.005.
†	There was no impact on total return by the reimbursement by affiliate for investment transaction losses.

See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

		Class C
		Year Ended March 31,
		2008		2007		2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of year		$1.00		1.00		1.00		1.00		1.00
Income from investment operations:
Net investment income		$0.04		0.05		0.03		0.01		0.00	*
Net realized gain on investments		$0.00	*	0.00	*	0.00	*	0.00	*	0.00	*
Total from investment operations		$0.04		0.05		0.03		0.01		0.00	*
Less distributions from:
Net investment income		$0.04		0.05		0.03		0.01		0.00	*
Total distributions		$0.04		0.05		0.03		0.01		0.00	*
Net asset value, end of year		$1.00		1.00		1.00		1.00		1.00
Total Return(1)%		4.56	†	4.81	†	3.30	†	1.17	†	0.47	†
Ratios and Supplemental Data:
Net assets, end of year (000’s)		$17,545		5,728		5,400		4,778		5,615
Ratios to average net assets:
Expenses	%	0.62		0.62		0.61		0.62		0.73
Net investment income	%	4.37		4.71		3.22		1.14		0.47

		Class I
		Year Ended March 31,
		2008		2007		2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of year		$1.00		1.00		1.00		1.00		1.00
Income from investment operations:
Net investment income		$0.04		0.05		0.03		0.01		0.00	*
Net realized gain on investments		$0.00	*	0.00	*	0.00	*	0.00	*	0.00	*
Total from investment operations		$0.04		0.05		0.03		0.01		0.00	*
Less distributions from:
Net investment income		$0.04		0.05		0.03		0.01		0.00	*
Total distributions		$0.04		0.05		0.03		0.01		0.00	*
Net asset value, end of year		$1.00		1.00		1.00		1.00		1.00
Total Return(1)%		4.56	†	4.80	†	3.31	†	1.17	†	0.47	††
Ratios and Supplemental Data:
Net assets, end of year (000’s)		$72,608		64,202		65,539		71,495		90,938
Ratios to average net assets:
Expenses	%	0.62		0.62		0.61		0.62		0.73
Net investment income	%	4.47		4.69		3.17		1.13		0.47

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
*	Amount is less than $0.005
†	There was no impact on total return by the reimbursement by affiliate for investment transaction losses.
††	Total return without the effect of reimbursement by affiliate for investment transaction losses would have been (0.53%) for Class I.

See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period.

	Class O
	Year Ended March 31, 2008		November 15, 2006(1) to March 31, 2007
Per Share Operating Performance:
Net asset value, beginning of period	$1.00		1.00
Income from investment operations:
Net investment income	$0.04		0.02
Net realized gain on investments	$0.00	*	0.00	*
Total from investment operations	$0.04		0.02
Less distributions from:
Net investment income	$0.04		0.02
Total distributions	$0.04		0.02
Net asset value, end of period	$1.00		1.00
Total Return(2)%	4.56	†	1.79	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$28,520		5,892
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	0.87		0.87
Net expenses after expense waiver(3)(4)%	0.62		0.62
Net investment income after expense waiver(3)(4)%	4.29		4.77
(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)	During the periods ended March 31, 2008 and March 31, 2007, ING Funds Distributor, LLC, voluntarily waived the 0.25% service fee on Class O.
†	There was no impact on total return by the reimbursement of affiliate for investment transaction losses.
*	Amount is less than $0.005

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. There are fourteen separate series which comprise the Company. This report is for ING Money Market Fund (the “Fund”), a diversified series of the Company.

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, and Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statement, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The Fund uses the amortized cost method to value its portfolio securities, which approximates market value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.

C.	Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.

Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES (continued)

price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

H.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

G.	Illiquid and Restricted Securities. The Fund may not invest more than 10% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended, (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board of Directors (“Board”).

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates:

0.400% of the first $500 million, 0.350% of the next $500 million, 0.340% of the next $1 billion, 0.330% of the next $1 billion and 0.300% in excess of $3 billion.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the sub-adviser to the Fund. The Investment Adviser has entered into a sub-advisory agreement with ING IM. ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Adviser and the Board.

Pursuant to an administration agreement, ING Funds Services, LLC (“IFS”) acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Funds Distributor, LLC (the “Distributor” or “IFD”) is the principal underwriter of the Fund. The Distributor, IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial service organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 4 — DISTRIBUTION AND SERVICE FEES

Class B shares of the Fund have adopted an Amended and Restated Distribution and Shareholder Services Plan and Class O shares of the Fund has adopted an Amended and Restated Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is paid an annual fee at the rate of 1.00% and 0.25% of the value of average daily net assets by the Fund for expenses incurred in the distribution of Class B and Class O shares, respectively. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.

The Distributor has contractually agreed to waive the service fee for Class O shares of the Fund through at least August 1, 2008.

The Distributor also receives the contingent deferred sales charge paid by shareholders upon certain redemptions for Class B and Class C shares. For the year ended March 31, 2008, the Distributor did not retain any amounts in sales charges.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At March 31, 2008, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 3 and 4):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Distribution and Service Fees	Total
$135,337	$27,070	$4,800	$167,207

During the year ended March 31, 2008, ING Investments voluntarily reimbursed the Fund $98,295 for investment transaction losses which occurred in prior years.

At March 31, 2008, ING National Trust and ING Life Insurance and Annuity Company, indirect, wholly-owned subsidiaries of ING Groep, owned 41.68% and 17.82% of the Fund, respectively.

The Fund has adopted a Deferred Compensation Plan and a Retirement Policy (the “Plans”), which allow eligible non-affiliated directors as described in the Plans to defer the receipt of all or a portion of the directors fees payable. The deferred fees are invested in various funds advised by ING Investments, until distribution in accordance with the Plans.

NOTE 6 — OTHER ACCRUED EXPENSES AND LIABILITIES

At March 31, 2008, the Fund did not have any payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

NOTE 7 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. The Fund will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the year ended March 31, 2008 the Fund did not have any loans outstanding under the line of credit.

NOTE 8 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Class A		Class B
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007
Money Market (Number of Shares)
Shares sold	594,616,150	445,070,453	6,920,751	2,947,928
Reinvestment of distributions	12,174,552	9,138,724	113,102	100,835
Shares redeemed	(558,547,008)	(364,084,111)	(3,887,912)	(3,049,428)

Net increase (decrease) in shares outstanding	48,243,694	90,125,066	3,145,941	(665)

Money Market ($)
Shares sold	$594,616,150	$445,070,453	$6,920,751	$2,947,928
Reinvestment of distributions	12,174,552	9,138,724	113,102	100,835
Shares redeemed	(558,547,008)	(364,084,111)	(3,887,912)	(3,049,428)

Net increase (decrease)	$48,243,694	$90,125,066	$3,145,941	$(665)

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 8 — CAPITAL SHARE TRANSACTIONS (continued)

	Class C		Class I
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007
Money Market (Number of Shares)
Shares sold	23,498,563	4,346,141	42,982,339	27,716,566
Reinvestment of distributions	494,750	252,791	2,576,957	2,928,553
Shares redeemed	(12,179,674)	(4,272,218)	(37,185,056)	(31,997,591)

Net increase (decrease) in shares outstanding	11,813,639	326,714	8,374,240	(1,352,472)

Money Market ($)
Shares sold	$23,498,563	$4,346,141	$42,982,339	$27,716,566
Reinvestment of distributions	494,750	252,791	2,576,957	2,928,553
Shares redeemed	(12,179,674)	(4,272,218)	(37,185,056)	(31,997,591)

Net increase (decrease)	$11,813,639	$326,714	$8,374,240	$(1,352,472)

	Class O
	Year Ended March 31, 2008	November 15, 2006(1) to March 31, 2007
Money Market (Number of Shares)
Shares sold	34,426,789	7,057,670
Reinvestment of distributions	655,097	38,519
Shares redeemed	(12,455,450)	(1,203,835)

Net increase in shares outstanding	22,626,436	5,892,354

Money Market ($)
Shares sold	$34,426,789	$7,057,670
Reinvestment of distributions	655,097	38,519
Shares redeemed	(12,455,450)	(1,203,835)

Net increase	$22,626,436	$5,892,354

(1)	Commencement of operations.

NOTE 9 — ILLIQUID SECURITIES

The Fund may invest up to 10% of its net assets in illiquid securities. Pursuant to guidelines adopted by the Fund’s Board, the following securities have been deemed to be illiquid.

Security	Principal Amount	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Bear Stearns Cos., Inc., 2.758%, due 08/28/08	2,350,000	09/18/07	$2,350,000	$2,350,000	0.6%
Bear Stearns Cos., Inc., 2.841%, due 08/05/08	2,500,000	09/12/07	2,500,000	2,500,000	0.6%
Bear Stearns Cos., Inc., 3.456%, due 04/29/08	1,050,000	04/12/07	1,050,133	1,050,133	0.3%
Bear Stearns Cos., Inc., 5.573%, due 07/02/08	2,000,000	09/20/07	1,985,448	1,985,448	0.5%
Goldman Sachs Group LP, 3.030%, due 04/11/08	5,000,000	04/12/07	5,000,000	5,000,000	1.2%

			$12,885,581	$12,885,581	3.2%

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

liquidity. When interest rates decline, the value of the Fund’s debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

There were no permanent tax differences to reclassify as of March 31, 2008.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends to shareholders from ordinary income were $16,303,031 for the year ended March 31, 2008, and $12,703,204 for the year ended March 31, 2007.

The tax-basis components of distributable earnings as of March 31, 2008 were:

Undistributed Ordinary Income

$30,296

The Fund's major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

NOTE 12 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2008, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0019	April 30, 2008	Daily
Class B	$0.0011	April 30, 2008	Daily
Class C	$0.0019	April 30, 2008	Daily
Class I	$0.0019	April 30, 2008	Daily
Class O	$0.0019	April 30, 2008	Daily

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. Acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Fund has analyzed the tax positions of the Fund. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of March 31, 2008, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting SFAS No. 157.

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under Statement 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of March 31, 2008, management of the Fund is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

ING MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008

Principal Amount			Value
CERTIFICATES OF DEPOSIT: 3.2%
$1,000,000	@@	Barclays Bank PLC, 4.300%, due 07/10/08	$1,002,680
1,500,000		Canadian Imperial Bank of Commerce, 5.000%, due 04/18/08	1,499,810
1,300,000		Deutsche Bank AG, 4.200%, due 04/10/08	1,300,324
9,500,000		UBS AG, 2.980%, due 02/20/09	9,500,000

		Total Certificates of Deposit (Cost $13,302,814)	13,302,814

COMMERCIAL PAPER: 34.4%
5,500,000		ANZ National International Ltd., 3.070%, due 05/21/08	5,476,549
7,000,000		ASB Finance Ltd., 2.985%, due 07/15/08	6,939,056
8,500,000		Barton Capital, LLC, 3.050%, due 04/02/08	8,499,407
3,000,000		Cafco, LLC, 3.100%, due 04/01/08	3,000,000
10,000,000		Concord Minutemen Capital Co., LLC, 5.100%, due 04/17/08	9,977,333
14,000,000		Crown Point Capital Co., 5.100%, due 04/16/08	13,978,211
7,500,000		Edison Asset Securitization, LLC, 2.650%, due 08/04/08	7,454,903
10,000,000		General Electric Capital Corp., 2.510%, due 07/14/08	9,927,489
10,185,000	#	Old Line Funding, LLC, 3.200%, due 04/11/08	10,168,895
14,000,000		Park Avenue, 3.150%, due 04/07/08	13,948,905
7,112,000	#	Thunder Bay Funding, LLC, 3.180%, due 04/01/08	7,101,175
7,250,000	#	Tulip Funding Corp., 3.130%, due 05/07/08	7,227,307
10,250,000		Variable Funding Capital, 3.110%, due 04/25/08	10,215,215
12,300,000		Windmill Funding Corp., 4.500%, due 04/10/08	12,289,982
14,640,000		Yorktown Capital, LLC, 5.305%, due 04/01/08	14,575,175

		Total Commercial Paper (Cost $140,779,602)	140,779,602

CORPORATE BONDS/NOTES: 50.5%
2,060,000	#	Allstate Financial Global Funding, 5.476%, due 06/20/08	2,047,107
1,250,000		Allstate Life Global Funding Trusts, 2.684%, due 08/27/08	1,250,047
1,000,000		American Express Bank FSB, 2.741%, due 05/07/08	999,871
3,250,000		American Express Bank FSB, 2.828%, due 10/16/08	3,246,403
750,000		American Express Bank FSB, 2.894%, due 11/24/08	744,999

Principal Amount			Value
$3,000,000		American Express Credit Corp., 2.536%, due 08/20/08	$3,000,020
8,250,000	#	American General Finance Corp., 2.878%, due 09/12/08	8,250,660
750,000	#	American Honda Finance Corp., 3.172%, due 11/07/08	749,421
1,030,000	#	American Honda Finance Corp., 5.029%, due 07/14/08	1,027,623
1,750,000	@@, #	ANZ National International Ltd., 4.447%, due 04/14/08	1,750,745
600,000	@@, #	ANZ National International Ltd., 5.302%, due 05/16/08	599,264
5,250,000	@@, #, C	Australia & New Zealand Banking Group Ltd., 3.351%, due 03/02/09	5,250,000
1,500,000	@@, #	Banco Santander Totta SA, 2.828%, due 08/15/08	1,500,025
3,250,000		Bank of America NA, 3.208%, due 04/03/09	3,250,000
2,000,000	#	Bank of New York Mellon Corp., 2.714%, due 05/27/08	2,000,000
1,400,000	@@, #	Bank of Scotland PLC, 2.779%, due 08/29/08	1,400,000
3,000,000	@@, #	Bank of Scotland PLC, 3.550%, due 12/01/08	3,008,958
1,250,000		Bank One Corp., 5.384%, due 08/01/08	1,252,440
4,300,000		Banque Nationale de Paris, 3.059%, due 07/03/08	4,296,167
2,350,000	I	Bear Stearns Cos., Inc., 2.758%, due 08/28/08	2,350,000
2,500,000	I	Bear Stearns Cos., Inc., 2.841%, due 08/05/08	2,500,000
1,050,000	I	Bear Stearns Cos., Inc., 3.456%, due 04/29/08	1,050,133
2,000,000	I	Bear Stearns Cos., Inc., 5.573%, due 07/02/08	1,985,448
3,500,000	@@	BNP Paribas, 4.032%, due 02/13/09	3,500,000
5,000,000	@@	BNP Paribas Finance, Inc., 2.770%, due 06/16/08	5,003,386
2,000,000		Citigroup Funding, Inc., 2.360%, due 10/03/08	1,997,685
500,000		Citigroup Funding, Inc., 3.256%, due 03/02/09	498,749
600,000		Citigroup, Inc., 3.291%, due 01/30/09	597,411
2,000,000		Citigroup, Inc., 3.536%, due 02/09/09	2,001,445
5,500,000	@@, #	Commonwealth Bank of Australia, 2.704%, due 12/18/08	5,496,850
4,200,000		Credit Suisse First Boston USA, Inc., 3.120%, due 12/09/08	4,198,755

See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value
$1,000,000		Credit Suisse First Boston USA, Inc., 3.186%, due 06/02/08	$1,000,214
1,000,000		Credit Suisse First Boston USA, Inc., 3.296%, due 01/15/09	1,004,450
1,500,000		Credit Suisse First Boston USA, Inc., 5.456%, due 06/01/08	1,502,504
3,200,000	@@, #	Danske Bank A/S, 2.506%, due 08/19/08	3,199,905
7,750,000		Deutsche Bank AG, 2.579%, due 06/19/08	7,750,426
5,000,000	I	Goldman Sachs Group LP, 3.030%, due 04/11/08	5,000,000
1,500,000		Goldman Sachs Group, Inc., 2.639%, due 12/23/08	1,492,139
3,700,000	#	Goldman Sachs Group, Inc., 2.888%, due 09/12/08	3,700,298
1,250,000		Goldman Sachs Group, Inc., 3.406%, due 07/29/08	1,247,513
5,700,000	@@, #	HBOS Treasury Services PLC, 2.669%, due 06/24/08	5,700,000
1,500,000		HSBC Finance Corp., 3.236%, due 05/09/08	1,499,801
7,308,000		HSBC Finance Corp., 6.400%, due 06/17/08	7,324,664
1,250,000		JPMorgan Chase & Co., 3.162%, due 03/15/09	1,253,923
2,000,000		Lehman Brothers Holdings, Inc., 2.728%, due 11/24/08	1,991,719
1,800,000		Lehman Brothers Holdings, Inc., 3.115%, due 05/29/08	1,800,110
700,000		Lehman Brothers Holdings, Inc., 4.733%, due 04/02/08	699,999
750,000		Lehman Brothers Holdings, Inc., 5.448%, due 08/07/08	745,103
8,250,000		Merrill Lynch & Co., Inc., 3.058%, due 08/22/08	8,247,913
1,500,000		Merrill Lynch & Co., Inc., 3.888%, due 10/23/08	1,497,971
1,500,000		Merrill Lynch & Co., Inc., 5.323%, due 04/21/08	1,498,690
2,000,000		Morgan Stanley, 2.850%, due 09/03/08	2,000,423
4,000,000		Morgan Stanley, 3.191%, due 09/03/08	4,001,213
2,000,000		Morgan Stanley, 3.361%, due 04/25/08	2,000,064
1,500,000		Morgan Stanley, 3.468%, due 05/14/08	1,500,694
3,000,000		Royal Bank of Canada, 2.305%, due 04/02/08	2,999,999
3,500,000	@@, #	Royal Bank of Scotland Group PLC, 2.609%, due 08/20/08	3,500,334

Principal Amount			Value
$2,500,000	@@, #	Santander U.S. Debt SA Unipersonal, 2.659%, due 09/19/08	$2,498,156
500,000	@@, #	Santander U.S. Debt SA Unipersonal, 3.954%, due 10/21/08	499,987
1,000,000	@@, #	Santander U.S. Debt SA Unipersonal, 5.092%, due 10/21/08	998,164
500,000		Societe Generale, 2.653%, due 06/30/08	499,912
3,500,000		SunTrust Bank, 2.901%, due 06/12/08	3,499,804
3,375,000		SunTrust Bank, 6.250%, due 06/01/08	3,384,788
3,200,000		Toyota Motor Credit Corp., 2.310%, due 10/20/08	3,189,549
7,500,000		Toyota Motor Credit Corp., 2.340%, due 06/16/08	7,500,366
2,000,000		Wachovia Bank NA, 2.320%, due 10/03/08	1,993,464
500,000		Wachovia Bank NA, 2.360%, due 02/23/09	497,096
5,500,000		Wachovia Bank NA, 2.645%, due 06/27/08	5,501,983
750,000		Wachovia Bank NA, 2.654%, due 10/03/08	749,099
1,500,000		Wachovia Bank NA, 4.653%, due 01/12/09	1,501,647
700,000		Wachovia Corp., 2.728%, due 10/28/08	699,821
500,000		Wachovia Corp., 3.842%, due 08/15/08	499,370
1,733,000		Wal-Mart Stores, Inc., 5.160%, due 10/01/08	1,725,890
9,200,000		Washington Mutual Bank, 3.981%, due 04/18/08	9,198,485
3,500,000	#	Wells Fargo & Co., 2.898%, due 09/12/08	3,500,735
500,000		Wells Fargo & Co., 5.275%, due 08/15/08	497,704
2,250,000	#	Westpac Banking Corp., 2.871%, due 07/11/08	2,250,352
1,600,000		Westpac Banking Corp., 2.999%, due 07/11/08	1,600,000
3,250,000	@@, #	Westpac Banking Corp., 3.278%, due 03/27/09	3,250,000

		Total Corporate Bonds/Notes (Cost $206,500,053)	206,500,053

U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.4%
14,000,000		Federal Home Loan Bank, 2.150%, due 03/27/09	13,990,058

		Total U.S. Government Agency Obligations (Cost $13,990,058)	13,990,058

See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value
REPURCHASE AGREEMENTS: 4.9%
$20,050,000	Deutsche Bank Repurchase Agreement dated 03/31/08, 2.250%, due 04/01/08, $20,051,253 to be received upon repurchase (Collateralized by $19,578,000 various U.S. Government Agency Obligations, Discount Note-6.625%, Market Value $20,451,618, due 05/16/08-09/15/09)		$20,050,000

	Total Repurchase Agreement (Cost $20,050,000)		20,050,000

	Total Investments in Securities
	(Cost $394,622,527)*	96.4%	$394,622,527
	Other Assets and Liabilities - Net	3.6	14,539,622

	Net Assets	100.0%	$409,162,149

(1)

All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

@@	Foreign Issuer
#	Securities with purchases pursuant to Rule144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
I	Illiquid Security
*	Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING Series Fund, Inc. was held November 15, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

Matter:

A brief description of each matter voted upon as well as the results are outlined below:

1	To approve the following series of proposals to standardize the investment restrictions of the Fund:

1A	to modify the fundamental investment restriction on concentration.

1B	to modify the fundamental investment restriction on diversification.

1C	to modify the fundamental investment restiction on borrowing.

1D	to modify the fundamental investment restriction on lending.

1E	to modify the fundamental investment restriction on underwriting.

1F	to modify the fundamental investment restriction on real estate.

1G	to modify the fundamental investment restriction on senior securities.

1H	to modify the fundamental investment restriction on commodities.

2	To reclassify the investment objective of each Fund as non-fundamental; and

3	To approve a proposal to implement a “manager-of-managers” arrangment for each of the Funds which will permit ING Investments, LLC (“ING Investments” or the “Adviser”), in its capacity as the investment adviser of a Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Money Market Fund	1A	108,195,228.336	2,603,420.192	3,939,021.241	8,842,676.000	123,580,345.769
ING Money Market Fund	1B	106,834,844.107	4,369,623.116	3,533,202.546	8,842,676.000	123,580,345.769
ING Money Market Fund	1C	106,481,538.236	4,402,335.701	3,853,795.832	8,842,676.000	123,580,345.769
ING Money Market Fund	1D	105,281,360.644	5,687,177.250	3,769,131.875	8,842,676.000	123,580,345.769
ING Money Market Fund	1E	107,626,162.370	3,299,523.812	3,811,983.587	8,842,676.000	123,580,345.769
ING Money Market Fund	1F	105,602,751.355	5,023,890.277	4,111,028.137	8,842,676.000	123,580,345.769
ING Money Market Fund	1G	105,782,261.416	5,127,802.863	3,827,605.490	8,842,676.000	123,580,345.769
ING Money Market Fund	1H	105,891,718.407	5,255,887.449	3,590,063.913	8,842,676.000	123,580,345.769
ING Money Market Fund	2	108,267,084.312	4,232,879.595	2,237,705.862	8,842,676.000	123,580,345.769
ING Money Market Fund	3	107,590,997.545	4,372,880.161	2,773,792.063	8,842,676.000	123,580,345.769

*	The Shareholder Meeting for ING Money Market Fund was adjourned to December 17, 2007.

A special meeting of shareholders of ING Series Fund, Inc. was held December 17, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

Matter:

A brief description of each matter voted upon as well as the results are outlined below:

1	To approve the following series of proposals to standardize the investment restrictions of the Fund:
1A	to modify the fundamental investment restriction on concentration.

1B	to modify the fundamental investment restriction on diversification.

1C	to modify the fundamental investment restiction on borrowing.

1D	to modify the fundamental investment restriction on lending.

1E	to modify the fundamental investment restriction on underwriting.

1F	to modify the fundamental investment restriction on real estate.

1G	to modify the fundamental investment restriction on senior securities.

1H	to modify the fundamental investment restriction on commodities.

2	To reclassify the investment objective of each Fund as non-fundamental; and

3	To approve a proposal to implement a “manager-of-managers” arrangment for each of the Funds which will permit ING Investments, LLC (“ING Investments” or the “Adviser”), in its capacity as the investment adviser of a Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Money Market Fund	1A	173,412,818.547	5,225,349.414	6,319,605.872	6,924,368.000	191,882,141.833
ING Money Market Fund	1B	172,030,569.077	7,023,599.825	5,903,604.931	6,924,368.000	191,882,141.833
ING Money Market Fund	1C	172,013,542.140	6,730,370.159	6,213,861.534	6,924,368.000	191,882,141.833
ING Money Market Fund	1D	170,587,479.459	8,232,572.066	6,137,722.308	6,924,368.000	191,882,141.833
ING Money Market Fund	1E	172,622,059.662	6,051,621.505	6,284,092.666	6,924,368.000	191,882,141.833
ING Money Market Fund	1F	171,126,195.062	7,291,064.274	6,540,514.497	6,924,368.000	191,882,141.833
ING Money Market Fund	1G	171,170,072.403	7,438,662.068	6,349,039.362	6,924,368.000	191,882,141.833
ING Money Market Fund	1H	171,204,946.302	7,777,154.435	5,975,673.096	6,924,368.000	191,882,141.833
ING Money Market Fund	2	174,062,735.343	6,539,177.532	4,355,860.958	6,924,368.000	191,882,141.833
ING Money Market Fund	3	172,115,673.947	8,102,987.474	4,739,112.412	6,924,368.000	191,882,141.833

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended March 31, 2008 were as follows:

Fund Name	Type	Per Share Amount
ING Money Market Fund
Class A	NII	$0.0447
Class B	NII	$0.0347
Class C	NII	$0.0447
Class I	NII	$0.0447
Class O	NII	$0.0447

NII - Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 100% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships held by Director
Non-Interested Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991- Present). Formerly, Director of Business and Economic Research Center, Middle Tennessee State University (August 1994 - August 2003).	35	Executive Committee, Academy of Economics and Finance (February 2002 - Present); Executive Committee, International Atlantic Economic Society (October 2002 - October 2005); and Tennessee Tax Structure Commission (December 2002 - December 2004); and Director, Business and Economic Research Center, (August 1999 - August 2003).

Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	April 1994 - Present	Retired.	35	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	35	None

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Director	June 1991 - Present	Retired. Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	35	Member, Board of Directors, Mass Mutual Corporate and Participation Investors (April 1997 - Present); Mass Mutual Premier Series (December 2004 - Present); and Mass Mutual MML Series II (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	35	None

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	December 2007 - Present	Senior Vice President, Chief Investment Officer and Treasurer Kaman Corporation (1973 - Present)	34	None

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships held by Director
Directors/Trustees who are “Interested Persons:”

Shaun Mathews(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 - Present), and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004), and Head of Rollover/Payout (October 2001 - December 2003).	34	Mark Twain House & Museum (September 2002 - Present); Connecticut Forum (May 2002 - Present); Capital Community College Foundation (February 2002 - Present); ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 - Present).

Fredric (Rick) A. Nelson III(3) ING Investment Management 230 Park Avenue 13th Floor New York, NY 10169 Age: 51	Director	November 2007 - Present	Chief Investment Officer, ING Investment Management Americas (April 2003 - Present).	34	None

(1)	Directors serve until their successors are duly elected and qualified.
(2)

For the purposes of this table, “Fund Complex” means the following investment companies: ING GET Fund; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc., ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(3)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s affiliation with any of the Portfolios, ING or any of ING’s affiliates.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (November 2004 - November 2006). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(5) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 57	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present), ING Investments, LLC(2) and Directed Services, LLC(5) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (3) (April 2005 - President). Formerly, Vice President, ING Funds Services, LLC (3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 35	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group
(April 2007 - Present), Vice President, U.S. Mutual Funds and Investment Products ( May 2005 - April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005)

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	September 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Directed Services LLC is the sucessor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING VP Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc., ING Series Fund, Inc. and ING GET Funds, with respect to each portfolio series thereof, including ING Money Market Fund, (each, a “Fund” or a “Portfolio” and, collectively, the “Funds” or the “Portfolios”) has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreements”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory Agreement and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement, including the Agreements for ING Money Market Fund, for an additional one-year period commencing January 1, 2008.

Overview of the Review Process

At a meeting of the Board held on December 19, 2007, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory Agreements and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by independent legal counsel on behalf of the Independent Trustees.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Contracts Committee began the formal review process in July 2007 when it met separately with independent legal counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on October 24-25, 2007, December 11, 2007 and December 17-18, 2007, during which the Independent Trustees, meeting separately with independent legal counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Goodwin Procter LLP, their independent legal counsel, throughout the contract review process. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory Agreement and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory Agreement and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreements and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2008, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and the Sub-Adviser, including the manner in which the Adviser and the Sub-Adviser monitor for compliance with the investment policies and restrictions of the Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Adviser with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and the Sub-Adviser to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. The Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory Agreements and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fund Performance

The Board reviewed the Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark, (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ending June 30, 2007 and the one-, three-, and five-year periods ending September 30, 2007. In evaluating the investment performance of ING Money Market Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median and its benchmark index for all periods presented; and (2) although the Fund is not ranked by Morningstar, the Fund is ranked by Lipper in the first quintile for the most recent calendar quarter and three-year periods and in the second quintile for the year-to-date, one-year and five-year periods. The Board concluded that the performance of the ING Money Market Fund is satisfactory.

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Fund to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to the Sub-Adviser for sub-advisory services. As part of its review, the Board considered the Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of the Fund. In addition, the Trustees received information regarding the fees charged by the Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Fund. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory Agreements and Sub-Advisory Agreements. In assessing the reasonableness of the management fee and expense ratio for ING Money Market Fund, the Board noted that the management fee for the Fund is below the median and above the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board concluded with respect to ING Money Market Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and the Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Fund. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Fund, relating to (i) the Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2006 and December 31, 2005 and the nine-month period ended September 30, 2007. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the Fund both with and without the profitability of the distributor of the Fund and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating the Fund. The Board also considered other direct or indirect benefits that the Adviser and the Sub-Adviser, and any affiliated companies thereof, derive from their relationships with the Fund, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for the Fund are reasonable.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

In considering the reasonableness of the management fee of the Fund, the Board considered the extent to which economies of scale can be expected to be realized by the Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints with respect to the Fund at this time.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Disciplined LargeCap Fund

ING Fundamental Research Fund

ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING SmallCap Value Multi-Manager Fund

ING Value Choice Fund

Domestic Fund-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Disciplined International SmallCap Fund

ING Emerging Countries Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Equity Fund

ING International Equity Dividend Fund

ING International Growth Opportunities Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manage Fund

ING International Value Fund

ING International Value Choice Fund

ING International Value Opportunities Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

330 West 9th Street

Kansas City, Missouri 64105

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon Corporation

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachussetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-AFIABCIO	(0308-052708)

           ANNUAL  REPORT

      MARCH    31, 2008

BROKERAGE CASH RESERVES

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

Recent months have been a challenging time for investors. We have seen a variety of industries — including banking, retailing, real estate, manufacturing and others — announce disappointing earnings, which, further contributed to overall economic uncertainty and market volatility.

As a result, the confidence of the average investor has been tested. But we should not lose sight of the positives that have emerged: the Federal Reserve responded quickly and diligently to contain the credit crisis. Lawmakers enacted stimulus packages that some economists believe may help strengthen the economy in the second half of the year. And regulators have introduced reforms to improve the mortgage industry.

But, as often happens in these situations, anxiety can cloud sound investment principles. Market corrections are a natural part of the investment cycle, and attempts to “time” buy-and-sell decisions often hinder achieving long-term investment goals.

Based on Bloomberg research, if you were fully invested in domestic equities between December 1997 and December 2007, a $10,000 investment would have grown to more than $17,000. However, had you missed the “best” 10 days of that ten-year period, your $10,000 would have grown to less than $12,000. Missing the best 20 days of that ten-year cycle would have been even costlier — resulting in your original $10,000 investment being worth less than $8,000.(1) No one knows when those “best” days will occur, but history tells us that — when investing — staying focused on the long term may be the prudent strategy.

ING encourages you to take this opportunity to meet with your financial professionals to ensure your portfolio reflects your goals and risk tolerance. In doing this, many investors discover that building a well-diversified investment portfolio — one made up of allocations to a wide range of asset classes — may be the best way to withstand market volatility.

At ING Funds we strive to offer our clients quality investments. I thank you for your continued support and confidence and we look forward to serving you in the future.

Sincerely,

Shaun Mathews,

CEO

ING Funds

April 25, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Bloomberg calculation based on performance of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) between December 31, 1997 and December 31, 2007.

1

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2008

In our semi-annual report we described how a deteriorating housing market had undermined the sub-prime mortgage loan sector, which was in increasing distress after years of lax lending standards in a low interest rate environment. The problem had been exacerbated by the business of repackaging and securitizing the loans, which were then sold on in their billions worldwide to financial institutions, funded by commercial paper, over the cost of which an effortless profit could apparently be made.

But as in banking anywhere, confidence is all. When it became obvious that these securities, many of them boasting A or higher credit ratings, were ultimately backed by mortgages with questionable repayment prospects, confidence evaporated. The asset backed commercial paper market seized up and then contracted sharply. Banks stopped lending to each other.

The Federal Reserve Board’s (the “Fed”) first response to the problem: four reductions in the discount rate amounting to 1.50%, and three in the federal funds rate amounting to 1.00%, had little effect. Using the discount window had a stigma attached to it while the liquidity problem was not an overnight one. Credit conditions only eased somewhat after the Fed announced in December that in coordination with other central banks it would add targeted liquidity through the use of a “term auction facility” where 28-day loans would be auctioned, collateralized by broader forms of assets.

But the credit crisis had its roots in the real economy and on this front 2008 brought little respite. In housing the percentage of mortgages with late payments rose to multi-year record levels. Home prices and sales continued to fall. Payrolls fell for the first time in over four years and the March report showed a decline in private sector jobs of over 100,000. Gross domestic product (“GDP”) growth was reported at a wafer-thin 0.6% annualized. One measure of consumer confidence plumbed a sixteen-year low.

So despite core inflation stubbornly above 2%, there was no doubt about the required direction of policy. Congress agreed in February to spend $117 billion in tax rebates as part of a $168 billion plan to stimulate the economy. Capital requirements for the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) were loosened in an effort to encourage them to expand their $1.5 trillion mortgage portfolios. In three tranches in January and March the Federal Open

Market Committee (“FOMC”) reduced the discount and Federal Funds rates by 2.25% and 2.00% respectively.

Back in the financial sector, write-downs of asset backed securities continued in their billions. In March the Fed agreed to lend overnight to primary dealers at the discount rate and to accept mortgage backed securities as collateral. This was after Bear Stearns, an investment bank near the eye of the storm since the credit crisis blew in, was forced, in a deal brokered by the Fed, to sell itself cheaply after rumors of liquidity problems caused its financing to dry up all together.

As our fiscal year ended, with the oil price firmly entrenched above $100 per barrel, mutually reinforcing financial dislocation and economic weakness were driving investors from risky assets faster than ever.

Given the above turmoil the pattern of returns to fixed income investors was not surprising and mostly reflected the flight to safety. Continuing a pronounced steepening of the U.S. Treasury yield curve, U.S. Treasury Bill yields plunged 255 basis points (2.55%) in the second half of our fiscal year (345 basis points (3.45%) for the entire fiscal year) to 1.27%, while 10-year U.S. Treasury Note yields fell by less, 104 basis points (1.04%) in the second half of our fiscal year (120 basis points (1.20%) for the entire fiscal year), as inflationary concerns persisted. The Lehman Brothers® Aggregate Bond Index(1) (“LBAB Index”) of investment grade bonds returned 5.23% in the second half of our fiscal year (7.67% for the entire fiscal year), but the Lehman Brothers® High Yield Bond -2% Issuer Constrained Composite Index(2) fell 4.01% (3.47% for the entire fiscal year). In general, both for the second six months and for the whole fiscal year, government bonds significantly outperformed investment grade corporates.

In currencies the dollar was initially strong against the yen, but after the events of August, “carry trades” were unwound and by March the dollar was trading at 12-year lows. The euro cruised through the $1.50 level as the European Central Bank defiantly held interest rates firm despite the crisis. Only the pound was relatively flat as the United Kingdom’s economy ultimately faced challenges roughly similar to the United States. In the second six months of our fiscal year the dollar fell 9.7% and 13.6% against the euro and yen respectively (15.6% and 15.8% for the whole year, respectively), but rose 2.6% against the pound in the second six months, (fell 1.6% for the year).

Despite reaching a new high on October 9, U.S. equities, represented by the Standard & Poor’s 500®

2

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2008

Composite Stock Price (“S&P 500®”) Index(3) including dividends, returned -12.5% in the six months through March 2008, and -5.1% for the year. In addition to the conditions and events described above investors faced dividend cuts on some high-profile financials and two quarters of declining profits.

Internationally, based on local currency Morgan Stanley Capital International (“MSCI”) indices with net reinvested dividends the MSCI Japan® Index(4) sank 28.1% during the fiscal year as the one source of vibrant growth, exports, faced the twin threats of a slowing world economy and a sharply higher yen the MSCI Europe ex UK® Index(5) dropped 13.8% as the euro soared and the European Central Bank showed no inclination to reduce interest rates with headline inflation at a multi-year high. In the UK, the MSCI UK® Index(6) fell 7.1% for the year. The Bank of England cut rates only twice, by  1/4%, again restrained by inflation worries. The UK did less badly than the rest of Europe, because of its rather more resilient sector breakdown and high-flying materials companies.

(1)	The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(2)	The Lehman Brothers® High Yield Bond -2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.

(3)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4)	The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)	The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)	The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or logo on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

BROKERAGE CASH RESERVES	PORTFOLIO MANAGERS’ REPORT

Investment Types

as of March 31, 2008

(as a percent of net assets)

Corporate Notes	46.0%
Commercial Paper	42.5%
Repurchase Agreement	5.1%
U.S. Government Agency Obligations	3.6%
Certificates of Deposit	3.0%
Other Assets and Liabilities, Net	(0.2)%

Total	100.0%

Portfolio holdings are subject to change daily.

Brokerage Cash Reserves (the “Fund”) seeks to provide investors with a high current return, consistent with the preservation of capital and liquidity, through investment in high-quality money market instruments. The Fund is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. - the Sub-Adviser.

Portfolio Specifics: The Fund’s fiscal year ending March 31, 2008 was a difficult and challenging one for money market funds. The period started off uneventfully, with few changes in rates for short-term money market securities, or in economic expectations. Events and markets changed dramatically in early August 2007, driven by the sub-prime mortgage melt-down and its impact on hedge funds, commercial debt obligations (“CDOs”) and asset-backed commercial paper (“ABCP”) issued by structured investment vehicles (“SIVs”). Commercial paper rates and the London Interbank Offered Rate (“LIBOR”) skyrocketed in a flight to quality.

The Federal Reserve Board (the “Fed”) and other major central banks around the globe were forced to take unprecedented actions to keep the financial system from collapsing. Markets remained in disarray for the remainder of the fiscal year ending in March. There were brief periods of improved market conditions followed by more concerns about sub-prime, liquidity, and inter-bank lending risks amid a slowing economic back-drop. The Fed has aggressively lowered the federal funds rate a total of 3.00% so far, with the current rate at 2.25% and the potential for more rate cuts.

The Fund maintained an over-weight position in floating-rate securities, the majority of which had rates tied to LIBOR. These floating-rate securities allowed the Fund to capture higher yields relative to other money market securities as LIBOR rates spiked due to the market dislocations and liquidity concerns.

We avoided issuers that had large exposure to sub-prime and CDO assets. Initially, the market did not differentiate between well-structured ABCP issuers and higher risk issuers such as SIVs. As a result, we were able to purchase high quality assets at fire-sale prices.

As the Federal Open Market Committee (“FOMC”) lowered interest rates, we periodically extended the weighted-average-maturity (“WAM”) of the Fund to lock in high current yields for longer periods. The Fund ended the fiscal year with a WAM of 60 days, compared to the previous year-end of 33 days. The longer WAM benefited the Fund relative to most of its peers.

Current Strategy and Outlook: We do not expect to see an improvement in the conditions for money market securities in the near-term, as liquidity issues, credit concerns and recession risks dominate the markets. Additional actions by the U.S. Treasury, further U.S. rate cuts and actions by other central banks will be necessary to address these risks. Our current strategy is to continue to take advantage of the high LIBOR rates by buying floating rate securities of highly rated issuers and maintaining a longer-than normal WAM by buying longer-term fixed rate securities.

We look to increase exposure to the highest quality issuers by buying U.S. Treasury securities, U.S. government agency securities and highly rated corporate money market securities as we expect credit risks to increase in light of the current market conditions and deteriorating economic outlook.

Principal Risk Factor(s): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

4

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 to March 31, 2008. The Fund’s expenses are shown without the imposition of any charges. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% Return Before Expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2008*
Actual Fund Return	$1,000.00	$1,019.00	0.95%	$4.80
Hypothetical (5% Return Before Expenses)	1,000.00	1,020.25	0.95%	4.80

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.95%; multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Brokerage Cash Reserves, a series of ING Series Fund, Inc., as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brokerage Cash Reserves as of March 31, 2008, and the results of its operations, the changes in its net assets, and its financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 27, 2008

6

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2008

ASSETS:
Short-term investments at amortized cost	$496,266,382
Cash	16,387
Receivables:
Fund shares sold	868
Dividends and interest	1,142,526
Prepaid expenses	8,354
Reimbursement due from manager	51,383

Total assets	497,485,900

LIABILITIES:
Payable for fund shares redeemed	1,790,634
Payable to affiliates	385,795
Payable for director fees	4,138
Other accrued expenses and liabilities	61,485

Total liabilities	2,242,052

NET ASSETS (equivalent to $1.00 per share on 495,210,713 shares outstanding)	$495,243,848

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest at $0.001 par value (1 billion shares authorized)	$495,208,782
Undistributed net investment income	762
Accumulated net realized gain on investments	34,304

NET ASSETS	$495,243,848

See Accompanying Notes to Financial Statements

7

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2008

INVESTMENT INCOME:
Interest	$20,484,505

Total investment income	20,484,505

EXPENSES:
Investment management fees	815,461
Distribution and service fees	2,650,305
Transfer agent fees	204,966
Administrative service fees	326,193
Shareholder reporting expense	123,571
Registration fees	24,873
Professional fees	57,029
Custody and accounting expense	46,757
Directors fees	23,606
Miscellaneous expense	12,756

Total expenses	4,285,517
Net waived and reimbursed fees	(399,902)

Net expenses	3,885,615

Net investment income	16,598,890

REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	22,537
Reimbursement by affiliate for transaction investment losses	182,726

Net realized gain on investments and reimbursements from affiliate	205,263

Net Increase in net assets resulting from operations	$16,804,153

See Accompanying Notes to Financial Statements

8

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2008	Year Ended March 31, 2007
FROM OPERATIONS:

Net investment income	$16,598,890	$14,827,273

Net realized gain on investments and reimbursement from affiliate	205,263	108,933

Net increase in net assets resulting from operations	16,804,153	14,936,206

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(16,598,956)	(14,827,243)

Total distributions	(16,598,956)	(14,827,243)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	344,227,620	280,549,845
Dividends reinvested	16,598,956	14,827,243

	360,826,576	295,377,088
Cost of shares redeemed	(221,176,042)	(262,175,123)

Net increase in net assets resulting from capital share transactions	139,650,534	33,201,965

Net increase in net assets	139,855,731	33,310,928

NET ASSETS:
Beginning of year	355,388,117	322,077,189

End of year	$495,243,848	$355,388,117

Undistributed net investment income at end of year	$762	$828

See Accompanying Notes to Financial Statements

9

BROKERAGE CASH RESERVES	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Year Ended March 31,
	2008		2007		2006		2005		2004
Per Share Operating Performance:
Net asset value, beginning of year	$1.00		1.00		1.00		1.00		1.00
Income (loss) from investment operations:
Net investment income	$0.04		0.04		0.03		0.01		0.00	*
Net realized gain (loss) on investments	$0.00	*	0.00	*	0.00	*	(0.00	)*	(0.00	)*
Total from investment operations	$0.04		0.04		0.03		0.01		0.00	*
Less distributions from:
Net investment income	$0.04		0.04		0.03		0.01		0.00	*
Total distributions	$0.04		0.04		0.03		0.01		0.00	*
Net asset value, end of year	$1.00		1.00		1.00		1.00		1.00
Total Return(1)%	4.20	†	4.44	†	2.89	†	0.84	†	0.25	†
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$495,244		355,388		322,077		309,961		309,864
Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.05		1.04		1.05		1.04		1.06
Net expenses after expense reimbursement(2)%	0.95		0.95		0.95		0.95		0.95
Net investment income after expense reimbursement(2)%	4.07		4.36		2.85		0.84		0.25
(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.
(2)

The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Amount is less than $0.005 or more than ($0.005).
†	There was no impact on total return by the reimbursement from affiliate for investment transaction losses.

See Accompanying Notes to Financial Statements

10

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. There are fourteen separate series which comprise the Company. This report is for Brokerage Cash Reserves (the “Fund”), a diversified series of the Company.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The Fund uses the amortized cost method to value its portfolio securities, which approximates market value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of a security.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.

C.	Distributions to Shareholders. A distribution from net income of the Fund is declared each business day at 2:00 p.m. (Eastern time) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder’s account at the close of business. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs. Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution, usually in June. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.

Illiquid and Restricted Securities. The Fund may not invest more than 10% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may also invest in restricted

11

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities which include those sold under Rule 144A of the Securities Act of 1933, as amended, (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be deemed to be illiquid because they may not be readily marketable or may be considered liquid pursuant to procedures adopted by the Board of Directors (“Board”).

H.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee based on the Fund’s average daily net assets at the following rates: 0.20% for the first $1 billion, 0.19% of the next $2 billion and 0.18% in excess of $3 billion. ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the sub-adviser to the Fund. The Investment Adviser has entered into a sub-advisory agreement with ING IM. ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Adviser and the Board.

Pursuant to an administration agreement, ING Funds Services, LLC (“IFS”) acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Funds Distributor, LLC (the “Distributor” or “IFD”) is the principal underwriter of the Fund. The

Distributor, IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial service organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 4 — DISTRIBUTION AND SERVICE FEES

The Fund has adopted an Amended and Restated Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, the Fund pays the Distributor a Distribution and Service Fee of 0.65% of the average daily net assets of the Fund.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At March 31, 2008, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 3 and 4):

Accrued Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
$82,967	$33,187	$269,641	$385,795

During the year ended March 31, 2008, ING Investments voluntarily reimbursed the Fund $182,726 for investment transaction losses which occurred in prior years.

The Company has adopted a Deferred Compensation Plan and a Retirement Policy (the “Plans”), which allow suggestion eligible non-affiliated directors as described in the Plans to defer the receipt of all or a portion of the directors fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plans.

NOTE 6 — EXPENSE LIMITATIONS

The Investment Adviser has agreed to limit expenses (“Expense Limitation Agreement”), excluding interest,

12

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 6 — EXPENSE LIMITATIONS (continued)

taxes, brokerage and extraordinary expenses (and acquired fund fees and expenses) to 0.95% of the Fund’s average daily net assets. The Investment Adviser may at a later date recoup from the Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities. Actual expense ratios are included in the Financial Highlights. As of March 31, 2008, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

March 31,
2009	2010	2011	Total
$298,221	$315,431	$399,902	$1,013,554

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Company provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Management Agreement.

NOTE 7 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. The Fund will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the year ended March 31, 2008 the Fund did not have any loans outstanding under the line of credit.

NOTE 8 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Year Ended March 31, 2008	Year Ended March 31, 2007
Number of Shares
Shares sold	344,227,620	280,549,845
Dividends reinvested	16,598,956	14,827,243
Shares redeemed	(221,176,042)	(262,175,123)

Net increase in shares outstanding	139,650,534	33,201,965

$
Shares sold	$344,227,620	$280,549,845
Dividends reinvested	16,598,956	14,827,243
Shares redeemed	(221,176,042)	(262,175,123)

Net increase	$139,650,534	$33,201,965

NOTE 9 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund’s debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

13

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

There were no permanent tax differences to reclassify as of March 31, 2008.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends to shareholders from ordinary income were $16,598,956 for the year ended March 31, 2008, and $14,827,243 for the year ended March 31, 2007.

The tax-basis components of distributable earnings as of March 31, 2008 were:

Undistributed
Ordinary Income
$35,066

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

NOTE 11 — ILLIQUID SECURITIES

The Fund may invest up to 10% of its net assets in illiquid securities. Pursuant to guidelines adopted by the Fund’s Board, the following securities have been deemed to be illiquid.

Security	Principal Amount	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Bear Stearns Cos., Inc., 2.758%, due 08/28/08	$3,325,000	09/18/07	$3,325,000	$3,325,000	0.7%
Bear Stearns Cos., Inc., 2.841%, due 08/05/08	3,400,000	09/12/07	3,400,000	3,400,000	0.7%
Bear Stearns Cos., Inc., 3.456%, due 04/29/08	1,000,000	04/13/07	1,000,127	1,000,127	0.2%
Bear Stearns Cos., Inc., 5.573%, due 07/02/08	2,115,000	09/20/07	2,099,611	2,099,611	0.4%
Goldman Sachs Group, Inc., 3.030%, due 04/11/08	5,000,000	04/12/07	5,000,000	5,000,000	1.0%

					3.0%

NOTE 12 — SUBSEQUENT EVENT

Dividends. Subsequent to March 31, 2008, the Fund declared dividends from net investment income of:

Per Share Amount	Payable Date	Record Date
$0.0017	April 30, 2008	Daily

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued.

Acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Fund has analyzed the tax positions of the Fund. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

14

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of March 31, 2008, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, if any, that may result from adopting SFAS No. 157.

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under Statement 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of March 31, 2008, management of the Fund is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

15

BROKERAGE CASH RESERVES(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008

Principal Amount			Value
CERTIFICATES OF DEPOSIT: 3.0%
$4,000,000		Canadian Imperial Bank of Commerce, 4.750%, due 04/18/08	$3,999,492
11,000,000		UBS AG, 2.980%, due 02/20/09	11,000,000

		Total Certificates of Deposit (Cost $14,999,492 )	14,999,492

COMMERCIAL PAPER: 42.5%
6,250,000		ANZ National International Ltd., 3.070%, due 05/21/08	6,223,351
7,500,000		ASB Finance Ltd., 2.985%, due 07/15/08	7,434,703
1,823,000		Barton Capital, LLC, 3.050%, due 04/01/08	1,823,000
11,000,000		Barton Capital, LLC, 3.050%, due 04/02/08	10,999,068
7,000,000		Cafco, LLC, 3.100%, due 04/01/08	7,000,000
5,000,000		Commercial Paper Direct, 3.040%, due 04/03/08	4,999,156
5,000,000		Concord Minutemen Capital Co., LLC, 5.130%, due 04/01/08	5,000,000
3,000,000		Concord Minutemen Capital Co., LLC, 5.130%, due 04/11/08	2,995,725
10,000,000		Concord Minutemen Capital Co., LLC, 5.130%, due 04/17/08	9,977,333
4,000,000		Crown Point Capital Co., 5.100%, due 04/02/08	3,999,645
3,000,000		Crown Point Capital Co., 5.100%, due 04/03/08	2,999,458
10,000,000		Crown Point Capital Co., 5.100%, due 04/16/08	9,978,750
2,313,000		Edison Asset Securitization, LLC, 2.650%, due 04/28/08	2,308,663
6,500,000		Edison Asset Securitization, LLC, 2.650%, due 06/09/08	6,466,113
1,750,000		Edison Asset Securitization, LLC, 2.650%, due 08/04/08	1,733,898
14,000,000		General Electric Capital Corp., 4.230%, due 07/14/08	13,898,484
500,000		General Electric Capital Corp., 4.230%, due 09/02/08	490,953
3,000,000	#	Old Line Funding, LLC, 3.200%, due 04/10/08	2,997,649
4,424,000	#	Old Line Funding, LLC, 3.200%, due 04/11/08	4,420,067
5,000,000	#	Old Line Funding, LLC, 3.200%, due 05/02/08	4,986,437
7,096,000	#	Old Line Funding, LLC, 3.200%, due 05/09/08	7,074,054

Principal Amount			Value
3,795,000		Park Avenue, 3.150%, due 04/01/08	$3,795,000
2,000,000		Park Avenue, 3.150%, due 04/07/08	1,998,950
7,500,000		Park Avenue, 3.150%, due 05/09/08	7,475,751
5,500,000		Park Avenue, 3.150%, due 06/10/08	5,468,452
7,000,000		Thunder Bay Funding, LLC, 3.140%, due 04/10/08	6,994,505
6,000,000		Thunder Bay Funding, LLC, 3.140%, due 04/25/08	5,988,080
2,000,000		Thunder Bay Funding, LLC, 3.140%, due 05/20/08	1,991,425
8,000,000		Tulip Funding Corp., 3.130%, due 04/10/08	7,993,920
8,750,000	#	Tulip Funding Corp., 3.130%, due 05/07/08	8,722,613
3,096,000		Variable Funding Capital, 3.110%, due 04/25/08	3,089,501
7,250,000		Variable Funding Capital, 3.110%, due 05/20/08	7,219,409
2,000,000		Westpac Banking Corp., 2.900%, due 04/03/08	1,999,678
4,000,000		Windmill Funding Corp., 4.500%, due 04/09/08	3,997,218
10,700,000		Windmill Funding Corp., 4.500%, due 04/10/08	10,690,831
797,000		Yorktown Capital, LLC, 5.305%, due 04/01/08	797,000
800,000		Yorktown Capital, LLC, 5.305%, due 04/18/08	798,262
6,000,000		Yorktown Capital, LLC, 5.305%, due 05/19/08	5,975,360
7,500,000		Yorktown Capital, LLC, 5.305%, due 06/06/08	7,461,500

		Total Commercial Paper (Cost $210,263,962)	210,263,962

CORPORATE BONDS/NOTES: 46.0%
2,100,000	#	Allstate Financial Global Funding, 5.476%, due 06/20/08	2,086,856
1,500,000		Allstate Life Global Funding Trusts, 2.684%, due 08/27/08	1,500,057
3,300,000		American Express Bank FSB, 2.828%, due 10/16/08	3,296,349
750,000		American Express Bank FSB, 2.894%, due 11/24/08	744,999
2,000,000		American Express Centurion Bank, 2.941%, due 11/07/08	1,993,511
3,000,000		American Express Credit Corp., 2.536%, due 08/20/08	3,000,020
4,600,000	#	American General Finance Corp., 2.878%, due 09/12/08	4,599,991
1,000,000		American General Finance Corp., 4.563%, due 01/09/09	997,391

16

BROKERAGE CASH RESERVES(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value
1,000,000	#	American Honda Finance Corp., 3.172%, due 11/07/08	$999,228
1,000,000	#	American Honda Finance Corp., 5.131%, due 11/06/08	992,592
1,000,000	C	American International Group, Inc., 5.530%, due 05/15/08	996,888
2,250,000	@@, #	ANZ National International Ltd., 4.447%, due 04/14/08	2,250,958
700,000	@@, #	ANZ National International Ltd., 5.302%, due 05/16/08	699,141
6,250,000	@@, #, C	Australia & New Zealand Banking Group Ltd., 3.351%, due 03/02/09	6,250,000
1,800,000	@@, #	Banco Santander Totta SA, 2.828%, due 08/15/08	1,800,030
3,750,000		Bank of America NA, 3.208%, due 04/03/09	3,750,000
2,000,000	#	Bank of New York Mellon Corp., 2.714%, due 05/27/08	2,000,000
2,900,000	@@, #	Bank of Scotland PLC, 3.189%, due 08/29/08	2,900,000
3,500,000	@@, #	Bank of Scotland PLC, 3.550%, due 12/01/08	3,510,451
400,000	@@, #	Bank of Scotland PLC, 5.090%, due 09/30/08	397,408
1,250,000		Bank One Corp., 5.384%, due 08/01/08	1,252,440
3,325,000		Bear Stearns Cos., Inc., 2.758%, due 08/28/08	3,325,000
3,400,000		Bear Stearns Cos., Inc., 3.186%, due 08/05/08	3,400,000
1,000,000		Bear Stearns Cos., Inc., 3.456%, due 04/29/08	1,000,127
2,115,000		Bear Stearns Cos., Inc., 5.573%, due 07/02/08	2,099,611
4,000,000	@@	BNP Paribas, 4.032%, due 02/13/09	4,000,000
5,750,000	@@	BNP Paribas Finance, Inc., 2.770%, due 06/16/08	5,753,894
2,000,000		Citigroup Funding, Inc., 2.360%, due 10/03/08	1,997,685
500,000		Citigroup Funding, Inc., 3.256%, due 03/02/09	498,749
800,000		Citigroup, Inc., 3.291%, due 01/30/09	796,548
2,500,000		Citigroup, Inc., 3.536%, due 02/09/09	2,501,806
6,500,000	@@, #	Commonwealth Bank of Australia, 2.704%, due 12/18/08	6,496,278
4,800,000		Credit Suisse First Boston USA, Inc., 3.120%, due 12/09/08	4,798,563
1,000,000		Credit Suisse First Boston USA, Inc., 3.186%, due 06/02/08	1,000,214
2,250,000		Credit Suisse First Boston USA, Inc., 4.716%, due 01/15/09	2,249,140

Principal Amount			Value
3,500,000	@@, #	Danske Bank A/S, 2.506%, due 08/19/08	$3,499,896
8,250,000		Deutsche Bank AG, 2.579%, due 06/19/08	8,250,453
2,000,000	@@	Deutsche Bank AG, 3.058%, due 01/09/09	1,995,698
1,800,000		General Electric Capital Corp., 2.045%, due 06/11/08	1,797,504
1,000,000		General Electric Capital Corp., 2.420%, due 01/27/09	994,715
1,000,000		General Electric Capital Corp., 3.344%, due 07/28/08	1,000,255
1,700,000		Goldman Sachs Group, Inc., 2.639%, due 12/23/08	1,691,091
4,200,000	#	Goldman Sachs Group, Inc., 2.888%, due 09/12/08	4,200,199
5,000,000	I	Goldman Sachs Group, Inc., 3.030%, due 04/11/08	5,000,000
2,500,000		Goldman Sachs Group, Inc., 3.406%, due 07/29/08	2,495,875
6,300,000	@@, #	HBOS Treasury Services PLC, 2.669%, due 06/24/08	6,300,000
1,500,000		HSBC Finance Corp., 3.236%, due 05/09/08	1,499,349
6,905,000		HSBC Finance Corp., 6.400%, due 06/17/08	6,920,343
1,500,000		JPMorgan Chase & Co., 3.162%, due 03/15/09	1,504,707
1,800,000		Lehman Brothers Holdings, Inc., 3.115%, due 05/29/08	1,800,110
700,000		Lehman Brothers Holdings, Inc., 4.733%, due 04/02/08	699,999
2,180,000		Lehman Brothers Holdings, Inc., 5.448%, due 08/07/08	2,166,395
8,250,000		Merrill Lynch & Co., Inc., 3.058%, due 08/22/08	8,247,913
1,650,000		Merrill Lynch & Co., Inc., 3.888%, due 10/23/08	1,647,768
1,000,000		Merrill Lynch & Co., Inc., 5.021%, due 10/27/08	998,931
1,661,000		Merrill Lynch & Co., Inc., 5.323%, due 04/21/08	1,659,552
3,050,000		Morgan Stanley, 2.639%, due 11/21/08	3,046,706
6,000,000		Morgan Stanley, 3.191%, due 09/03/08	6,001,630
2,000,000		Morgan Stanley, 3.361%, due 04/25/08	2,000,064
2,000,000		Royal Bank of Canada, 2.305%, due 04/02/08	1,999,999
2,600,000		Royal Bank of Canada, 2.649%, due 06/30/08	2,598,512
3,500,000	@@, #	Royal Bank of Scotland Group PLC, 2.609%, due 08/20/08	3,500,334
900,000	@@, #	Royal Bank of Scotland Group PLC, 3.944%, due 07/21/08	899,424
2,550,000	@@, #	Santander U.S. Debt SA Unipersonal, 2.659%, due 09/19/08	2,548,119

17

BROKERAGE CASH RESERVES(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value
700,000	@@, #	Santander U.S. Debt SA Unipersonal, 3.954%, due 10/21/08	$699,982
3,500,000		SunTrust Bank, 2.901%, due 06/12/08	3,499,804
2,785,000		SunTrust Bank, 5.101%, due 06/01/08	2,795,057
1,000,000		SunTrust Bank, 5.152%, due 10/15/08	994,020
4,000,000		Toyota Motor Credit Corp., 2.310%, due 10/20/08	3,986,937
8,000,000		Toyota Motor Credit Corp., 2.340%, due 06/16/08	8,000,392
2,457,000		Wachovia Bank NA, 2.320%, due 10/03/08	2,448,970
500,000		Wachovia Bank NA, 2.360%, due 02/23/09	497,096
7,000,000		Wachovia Bank NA, 2.645%, due 06/27/08	7,002,537
1,600,000		Wachovia Bank NA, 4.653%, due 01/12/09	1,601,757
700,000		Wachovia Corp., 2.728%, due 10/28/08	699,821
550,000		Wachovia Corp., 3.842%, due 08/15/08	549,307
1,750,000		Wal-Mart Stores, Inc., 3.008%, due 10/01/08	1,753,387
8,500,000		Washington Mutual Bank, 3.981%, due 04/18/08	8,499,734
3,500,000	#	Wells Fargo & Co., 2.898%, due 09/12/08	3,500,735
2,500,000	#	Westpac Banking Corp., 2.871%, due 07/11/08	2,500,391
2,100,000		Westpac Banking Corp., 2.999%, due 07/11/08	2,100,000
3,750,000	@@, #	Westpac Banking Corp., 3.278%, due 03/27/09	3,750,000

		Total Corporate Bonds/Notes (Cost $227,781,393)	227,781,393

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.6%
17,800,000	Federal Home Loan Bank, 2.250%, due 03/13/09	$17,801,535

	Total U.S. Government Agency Obligations (Cost $17,801,535)	17,801,535

REPURCHASE AGREEMENT: 5.1%
25,420,000	Deutsche Bank Repurchase Agreement dated 03/31/08, 2.250%, due 04/01/08, $25,421,589 to be received upon repurchase (Collateralized by $26,129,000 Various U.S. Government Securities, Discount Note—5.375%, Market Value $25,932,758, due 09/22/08-11/15/22)	25,420,000

	Total Repurchase Agreement (Cost $25,420,000)	25,420,000

Total Investments in Securities
(Cost $496,266,382)*	100.2%	$496,266,382
Other Assets and Liabilities-Net	(0.2)	(1,022,534)

Net Assets	100.0%	$495,243,848

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
I	Illiquid security
*	Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

18

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended March 31, 2008 were as follows:

Fund Name	Type	Per Share Amount

Brokerage Cash Reserves	NII	$0.0412

NII - Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 100% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

19

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING Series Fund, Inc. was held November 15, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the following series of proposals to standardize the investment restrictions of the Fund:
1A	to modify the fundamental investment restriction on concentration.
1B	to modify the fundamental investment restriction on diversification.
1C	to modify the fundamental investment restriction on borrowing.
1D	to modify the fundamental investment restriction on lending.
1E	to modify the fundamental investment restriction on underwriting.
1F	to modify the fundamental investment restriction on real estate.
1G	to modify the fundamental investment restriction on senior securities.
1H	to modify the fundamental investment restriction on commodities.
2	To reclassify the investment objective of each Fund as non-fundamental; and
3	To approve a proposal to implement a “manager-of-managers” arrangement for each of the Funds which will permit ING Investments, LLC (“ING Investments” or the “Adviser”), in its capacity as the investment adviser of a Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Brokerage Cash Reserves	1A	113,246,733.000	4,910,522.000	6,213,336.000	264,504,527.000	388,875,118.000
Brokerage Cash Reserves	1B	114,649,744.000	3,579,396.000	6,141,451.000	264,504,527.000	388,875,118.000
Brokerage Cash Reserves	1C	112,551,711.000	5,454,932.000	6,363,948.000	264,504,527.000	388,875,118.000
Brokerage Cash Reserves	1D	113,481,676.000	4,440,756.000	6,448,159.000	264,504,527.000	388,875,118.000
Brokerage Cash Reserves	1E	113,083,185.000	5,129,131.000	6,158,275.000	264,504,527.000	388,875,118.000
Brokerage Cash Reserves	1F	112,816,542.000	5,193,972.000	6,360,077.000	264,504,527.000	388,875,118.000
Brokerage Cash Reserves	1G	113,289,782.000	4,954,456.000	6,126,353.000	264,504,527.000	388,875,118.000
Brokerage Cash Reserves	1H	112,520,401.000	5,760,931.000	6,089,259.000	264,504,527.000	388,875,118.000
Brokerage Cash Reserves	2	111,860,643.000	5,102,773.000	7,407,175.000	264,504,527.000	388,875,118.000
Brokerage Cash Reserves	3	111,039,956.000	7,469,197.000	5,861,438.000	264,504,527.000	388,875,118.000

*	The Shareholder Meeting for Brokerage Cash Reserves was adjourned to December 17, 2007.

20

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

A special meeting of shareholders of ING Series Fund, Inc. was held December 17, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the following series of proposals to standardize the investment restrictions of the Fund:

1A	to modify the fundamental investment restriction on concentration.

1B	to modify the fundamental investment restriction on diversification.

1C	to modify the fundamental investment restriction on borrowing.

1D	to modify the fundamental investment restriction on lending.

1E	to modify the fundamental investment restriction on underwriting.

1F	to modify the fundamental investment restriction on real estate.

1G	to modify the fundamental investment restriction on senior securities.

1H	to modify the fundamental investment restriction on commodities.

2	To reclassify the investment objective of each Fund as non-fundamental; and

3	To approve a proposal to implement a “manager-of-managers” arrangement for each of the Funds which will permit ING Investments, LLC (“ING Investments” or the “Adviser”), in its capacity as the investment adviser of a Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Brokerage Cash Reserves	1A	202,710,510.000	8,116,628.000	8,165,291.000	169,882,689.000	388,875,118.000
Brokerage Cash Reserves	1B	203,500,355.000	7,116,216.000	8,375,858.000	169,882,689.000	388,875,118.000
Brokerage Cash Reserves	1C	201,489,544.000	8,912,000.000	8,590,885.000	169,882,689.000	388,875,118.000
Brokerage Cash Reserves	1D	201,955,468.000	8,337,574.000	8,699,387.000	169,882,689.000	388,875,118.000
Brokerage Cash Reserves	1E	202,216,485.000	8,330,294.000	8,445,650.000	169,882,689.000	388,875,118.000
Brokerage Cash Reserves	1F	201,635,164.000	8,512,331.000	8,844,934.000	169,882,689.000	388,875,118.000
Brokerage Cash Reserves	1G	201,947,889.000	8,391,997.000	8,652,543.000	169,882,689.000	388,875,118.000
Brokerage Cash Reserves	1H	200,968,066.000	9,327,032.000	8,697,331.000	169,882,689.000	388,875,118.000
Brokerage Cash Reserves	2	200,409,953.000	8,222,644.000	10,359,832.000	169,882,689.000	388,875,118.000
Brokerage Cash Reserves	3	198,457,802.000	11,998,215.000	8,536,412.000	169,882,689.000	388,875,118.000

21

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships held by Director
Non-Interested Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991- Present). Formerly, Director of Business and Economic Research Center, Middle Tennessee State University (August 1994 - August 2003).	35	Executive Committee, Academy of Economics and Finance (February 2002 - Present); Executive Committee, International Atlantic Economic Society (October 2002 - October 2005); and Tennessee Tax Structure Commission (December 2002 - December 2004); and Director, Business and Economic Research Center, (August 1999 - August 2003).

Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	April 1994 - Present	Retired.	35	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	35	None

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Director	June 1991 - Present	Retired. Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	35	Member, Board of Directors, Mass Mutual Corporate and Participation Investors (April 1997 - Present); Mass Mutual Premier Series (December 2004 - Present); and Mass Mutual MML Series II (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	35	None

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	December 2007 - Present	Senior Vice President, Chief Investment Officer and Treasurer Kaman Corporation (1973 - Present)	34	None

22

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships held by Director
Directors/Trustees who are “Interested Persons:”

Shaun Mathews(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 - Present), and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004), and Head of Rollover/Payout (October 2001 - December 2003).	34	Mark Twain House & Museum (September 2002 - Present); Connecticut Forum (May 2002 - Present); Capital Community College Foundation (February 2002 - Present); ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 - Present).

Fredric (Rick) A. Nelson III(3) ING Investment Management 230 Park Avenue 13th Floor New York, NY 10169 Age: 51	Director	November 2007 - Present	Chief Investment Officer, ING Investment Management Americas (April 2003 - Present).	34	None

(1)	Directors serve until their successors are duly elected and qualified.
(2)

For the purposes of this table, “Fund Complex” means the following investment companies: ING GET Fund; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(3)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s affiliation with any of the Portfolios, ING or any of ING’s affiliates.

23

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (November 2004 - November 2006). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(5) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 57	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present), ING Investments, LLC(2) and Directed Services, LLC(5) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (3) (April 2005 - President). Formerly, Vice President, ING Funds Services, LLC (3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 35	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group
(April 2007 - Present), Vice President, U.S. Mutual Funds and Investment Products ( May 2005 - April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005)

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004).

24

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	September 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Directed Services LLC is the sucessor in interest to Directed Services, Inc.

25

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING VP Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc., ING Series Fund, Inc. and ING GET Funds, with respect to each portfolio series thereof, including Brokerage Cash Reserves, (each, a “Fund” or a “Portfolio” and, collectively, the “Funds” or the “Portfolios”) has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreements”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory Agreement and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement, including the Agreements for Brokerage Cash Reserves, for an additional one-year period commencing January 1, 2008.

Overview of the Review Process

At a meeting of the Board held on December 19, 2007, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory Agreements and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by independent legal counsel on behalf of the Independent Trustees.

The Contracts Committee began the formal review process in July 2007 when it met separately with independent legal counsel to review the information to be requested from management and the methodology to be used in

26

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on October 24-25, 2007, December 11, 2007 and December 17-18, 2007, during which the Independent Trustees, meeting separately with independent legal counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Goodwin Procter LLP, their independent legal counsel, throughout the contract review process. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory Agreement and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory Agreement and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreements and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2008, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and the Sub-Adviser, including the manner in which the Adviser and the Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and the Sub-Adviser to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. The Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory Agreements and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed the Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes, (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified

27

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

peer group based upon a methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ending June 30, 2007 and the one-, three-, and five-year periods ending September 30, 2007. In evaluating the investment performance of Brokerage Cash Reserves, the Board noted that: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its benchmark index for the year-to-date period but underperformed for all other periods presented; and (3) although the Fund is not ranked by Morningstar, the Fund is ranked by Lipper in the third quintile for the most recent calendar quarter, year-to-date, one-year and three-year periods and in the fourth quintile for the five-year period. The Board considered the fact that the Brokerage Cash Reserves is offered as a specialized cash sweep product for use by brokerage firms, that it is structured to provide compensation to these brokerage firms for the cash sweep services provided to their customers, and that its performance is adversely affected by such expense structure, particularly during periods of low interest rates. In light of these special considerations, the Board concluded the performance of the Brokerage Cash Reserves is satisfactory.

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Fund to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to the Sub-Adviser for sub-advisory services. As part of its review, the Board considered the Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to the undertaking by the Adviser to waive fees and/or limit the total expenses of the Fund. In addition, the Trustees received information regarding the fees charged by the Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Fund. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory Agreement and Sub-Advisory Agreement. In assessing the reasonableness of the management fee and total expenses for Brokerage Cash Reserves, the Board noted that the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group. The Board also noted that Brokerage Cash Reserve’s relatively high expense ratio reflects the costs incurred by the Fund in compensating brokerage firms for making cash sweep services available to their customers.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board concluded with respect to the Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and the Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Fund. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Fund, relating to (i) the Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2006 and December 31, 2005 and the nine-month period ended September 30, 2007. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the Fund both with and without the profitability of the distributor of the Fund and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Adviser, and any affiliated companies thereof, derive from their relationships with the Fund, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial

28

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for the Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of the Fund, the Board considered the extent to which economies of scale can be expected to be realized by the Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints with respect to the Fund at this time.

29

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

330 West 9th Street

Kansas City, Missouri 64105

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon Corporation

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-BCR            (0308-052708)

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $34,000 for year ended March 31, 2008 and $34,500 for year ended March 31, 2007.

(b)	Audit-Related Fees: The aggregate fees billed in the last fiscal year for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $4,150 for year ended March 31, 2008 and $32,450 for year ended March 31, 2007.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $14,168 in the year ended March 31, 2008 and $4,020 in the year ended March 31, 2007. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

1

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

2

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

3

not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

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VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Date last approved: December 18, 2007

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Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	✓	Not to exceed $8,000 during the Pre-Approval Period

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

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Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

Tax training courses		✓	Not to exceed $2,000 per course during the Pre- Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations	✓		Not to exceed $50,000 during the Pre- Approval Period

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Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $50,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	✓	✓	Not to exceed $5,000 per Fund during the Pre- Approval Period

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Appendix E

Prohibited Non-Audit Services Dated: 2008

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING GET FUND

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

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(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,235,180 for year ended March 31, 2008 and $955,520 for fiscal year ended March 31, 2007.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by

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shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 6, 2008

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 6, 2008